Exhibit 10.27


FAITH WALK DESIGNS, INC.                      Sterling Bank
10825 BARELY LANE SUITE D                     P.0. Box 924009
HOUSTON TX 77070 0000                         Houston, Texas 77292-4009

DEBTOR'S NAME, ADDRESS AND SSN OR TIN         SECURED PARTY'S NAME AND ADDRESS
("I" means each Debtor who signs.)            ("You" means the Secured Party,
                                              its successors and assigns.)

I am entering into this security agreement with you on November 16, 2000 (date).

SECURED DEBTS. I agree that this security agreement will secure the payment and performance of the debts, liabilities or obligations described below that (Check one) [ ] I [X] (name)FAITH WALK DESIGNS, INC. owes) to you now or in the future:

(Check one below):

[ ] Specific Debt(s). The debt(s), liability or obligations evidenced by (describe): __________________ and all extensions, renewals, refinancings, modifications and replacements of the debt, liability or obligation.

[X] All Debt(s). Except in those cases listed in the "LIMITATIONS" paragraph on page 2, each and every debt, liability and obligation of every type and description (whether such debt, liability or obligation now exists or is incurred or created in the future and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several).

Security Interest. To secure the payment and performance of the above described Secured Debts, liabilities and obligations, I give you a security interest in all of the property described below that I now own and that I may own in the future (including, but not limited to, all parts, accessories, repairs, improvements, and accessions to the property), wherever the property is or may be located, and all proceeds and products from the property.

[X] Inventory: All inventory which I hold for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.

[X] Equipment: All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, and parts and tools. All equipment described in a list or schedule which I give to you will also be included in the secured property, but such a list is not necessary for a valid security interest in my equipment.

[ ] Farm Products: All farm products including, but not limited to: (a) all poultry and livestock and their young, along with their products, produce and replacements; (b) all crops, annual or perennial, and all products of the crops; and (c) all feed, seed, fertilizer medicines, and other supplies used or produced in my farming operations.

[X]  Accounts, Instruments, Documents, Chattel Paper and Other Rights to
     Payment: All rights I have now and that I may have in the future to the payment of money including, but not limited to:
     (a) payment for goods and other property sold or leased or for services rendered, whether or not I have earned such payment by performance; and
     (b) rights to payment arising out of all present and future debt instruments, chattel paper and loans and obligations receivable. The above include any rights and interests (including all liens and security interests) which I may have by law or agreement against any account debtor or obligor of mine.

[X] General Intangibles: All general intangibles including, but not limited to, tax refunds, applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use my name.

[ ] Government Payments and Programs: All payments, accounts, general intangibles, or other benefits (including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance payments, diversion payments, and conservation reserve payments) in which I now have and in the future may have any rights or interest and which arise under or as a result of any preexisting, current or future Federal or state governmental program (including, but not limited to, all programs administered by the Commodity Credit Corporation and the ASCS).

[X]  The secured property includes, but is not limited by, the following:
     ASSIGNMENT OF LIFE INSURANCE POLICY #0352046
     I/A/O 250,000.00 VESTED IN THE NAME OF JOHN M. SANDEL ISSUED BY JEFFERSON PIOLT FINANCIAL


If this agreement covers timber to be cut, minerals (including oil and gas), fixtures or crops growing or to be grown, the legal description is:


I am a(n) [ ] individual [ ] partnership  I AGREE TO THE TERMS SET OUT ON BOTH
          [X] corporation [ ] __________  PAGE 1 AND PAGE 2 OF THIS AGREEMENT. I
                                          have received a copy of this document
[ ] If checked, file this agreement in    on today's date.
the real estate records.

Record Owner (if not me):_______________        FAITH WALK DESIGNS, INC.
________________________________________  -------------------------------------
________________________________________          (Debtor's Names)

The property will be used for [ ] personal By:
             [X] business [ ] agricultural -------------------------------------
             [ ]__________ reasons.               JOHN MICHAEL SANDEL

  Sterling Bank                            Title: PRESIDENT
-----------------------------------------  -------------------------------------
         (Secured Party's Name)

By:                                        By:
-----------------------------------------  -------------------------------------
       JOHN H. HEGER

Title: SR. VP                              Title:
-----------------------------------------  -------------------------------------

                          Third Party Pledge Agreement
                                                                       121900054

                                                          DATE November 16, 2000


PLEDGOR      JOHN M. SANDEL              SECURED      Sterling Bank
                                          PARTY
--------------------------------------------------------------------------------
BUSINESS
  OR         10823 DUNBROOK               ADDRESS     P.O. Box 924009
RESIDENCE
 ADDRESS
--------------------------------------------------------------------------------
CITY,                                     CITY,
STATE &      HOUSOTN, TEXAS 77070         STATE &      Houston, Texas 77292-4009
ZIP CODE                                  ZIP CODE
--------------------------------------------------------------------------------

1. Security Interest and Collateral. To secure (check one):

     [X] the payment and performance of each and every debt, liability and obligation of every type and description which FAITH WALK DESIGNS INC ("Debtor") may now or at any time hereafter owe to Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being herein collectively referred to as the "Obligations"),
     [ ] the debt, liability or obligation of _________________ ("Debtor") to Secured Party evidenced by or arising under the following:
     ___________________, and any extensions, renewals or replacements thereof (herein referred to as the "Obligations"),

Pledgor hereby grants Secured Party a security interest (herein called the "Security Interest") in (check one):

     [ ] all property of any kind now or at any time hereafter owned by Pledgor, or in which Pledgor may now or hereafter have an interest, which may now be or may at any time hereafter come into the possession or control of Secured Party or into the possession or control of Secured Party's agents or correspondents, whether such possession or control is given for collateral purposes or for safekeeping, together with all proceeds of and other rights in connection with such property (herein called the "Collateral").
     [X] the property owned by Pledgor and held by Secured Party that is described as follows: ASSIGNMENT OF LIFE INS. POLICY #0352046 I/A/0 $250,000.00, together with all rights in connection with that property (herein called the "Collateral").

2. Representations, Warranties and Covenants. Pledgor represents, warrants and covenants that:

     (a) Pledgor will duly endorse, in blank, each and every instrument constituting Collateral by signing on said instrument or by signing a separate document of assignment or transfer, if required by Secured Party.

     (b) Pledgor is the owner of the Collateral free and clear of all liens, encumbrances, security interests and restrictions, except the Security Interest and any restrictive legend appearing on any instrument constituting Collateral:

     (c) Pledgor will keep the Collateral free and clear of all liens, encumbrances and security interests, except the Security Interest.

     (d) Pledgor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral.

     (e) At any time, upon request by Secured Party, Pledgor will deliver to Secured Party all notices, financial statements, reports or other communications received by Pledgor as an owner or holder of the Collateral.

     (f) Pledgor will upon receipt deliver to Secured Party in pledge as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations.

3. Rights of Secured Party. Pledgor agrees that Secured Party may at any time, whether before or after the occurrence of an Event of Default and without notice or demand of any kind, (i) notify the obligor on or issuer of any Collateral to-make payment to Secured Party of any amounts due or distributable thereon, (ii) in Pledgor's name or Secured Party's name enforce collection of any Collateral by suit or otherwise, or surrender, release or exchange all or any part of it, or compromise, extend or renew for any period any obligation evidenced by the Collateral, (iii) receive all proceeds of the Collateral, and (iv) hold any increase or profits received from the Collateral as additional security for the Obligations, except that any money received from the Collateral shall, at Secured Party's option, be applied in reduction of the Obligations, in such order of application as Secured Party may determine, or be remitted to Debtor.

     THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR
     SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL
                        AGREEMENTS BETWEEN THE PARTIES.

    THIS AGREEMENT CONTAINS ADDITIONAL PROVISIONS SET FORTH ON PAGE 2 HEREOF,
                      ALL OF WHICH ARE MADE A PART HEREOF.



                                                            JOHN M. SANDEL
                                                    ---------------------------
                                                            Pledgor's Name


                                                     By ________________________

                                                     Title:_____________________

                                                     By_________________________

                                                     Title:_____________________

*0735*

                      MODIFICATION AND EXTENSION AGREEMENT

 THE STATE OF TEXAS   )

 COUNTY OF HARRIS     )


         This MODIFICATION AND EXTENSION AGREEMENT ("Agreement") is executed this 20TH day of DECEMBER, 2000, but effective as of the 16TH day of NOVEMBER, 2000 by and between FAITH WALK DESIGNS, INC. ("Borrower"), whose address for notice hereunder is identified below, and STERLING BANK, a Texas banking corporation;

                                   WITNESSETH:

         WHEREAS, Lender loaned to Borrower, and Borrower borrowed from Lender $200,000.00 ("Loan") such Loan being evidenced, in part, by the following instruments:

         (a) Promissory Note ("Note") dated FEBRUARY 18, 2000 executed by Borrower, payable to the order of Lender, in the original principal amount of $200,000.00, upon which there remains unpaid a principal balance of $197,777.78, and upon which interest has been paid to NOVEMBER 16, 2000;

         (b) Deed of Trust and Security Agreement ("Deed of Trust") of even date with the Note, executed by MIKE SANDEL AND KITTY L. SANDEL in favor of Michael Roy, Trustee, and Lender, as "Beneficiary," and being recorded under Clerk's File No. U264334 in the Real Property Records of Harris County, Texas, covering the property described as A 5.9231 ACRE TRACT OF LAND (258.012 SQUARE FEET), AS RECORDED UNDER HARRIS COUNTY CLERK'S FILE NO. S193785, LOCATED IN THE JOHN M. HOOPER SURVEY, ABSTRACT NO. 375, HARRIS COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED IN METES AND BOUNDS IN ATTACHED EXHIBIT "A" (the "Property");

         (c) Security Agreement (the "Security Agreement") dsted NOVEMBER 16, 2000 executed by Borrower, as debtor, to Lender, as secured party, covering A BLANKET ASSIGNMENT OF ANY AND ALL ACCOUNT, CONTRACT RIGHTS, CHATTEL PAPER, INSTRUMENTS, GENERAL INTANGIBLES AND RIGHTS TO PAYMENTS OF EVERY KIND, INVENTORY, EQUIPMENT, FURNITURE, TOGETHER WITH ALL SUBSTITUTIONS & REPLACEMENTS THEREOF, ALL ACCESSIONS AND ATTACHMENTS THERETO OR USED IN CONNECTION WITH, NOW OWNED OR HEREAFTER ACQUIRED, INCLUDING THE PROCEEDS THEREFROM WHEREVER LOCATED AND AN ASSIGNMENT OF LIFE INSURANCE POLICY #0352046 VESTED IN THE NAME OF JOHN
M. SANDEL ISSUED BY JEFFERSON PIOT FINANCIAL

         (d) Guaranty Agreement (the "Guaranty Agreement") of even date with the
Note  executed  by  Mike  Sandel,   Kitty  L.  Sandel  AND  ODD  &  ENDS,   L.P.
("Guarantor");


         WHEREAS, the Note, the Deed of Trust, the Assignment of Rents, the Security Agreement, the Guaranty Agreement, and each and every other document and instrument executed by Borrower or Guarantor for the benefit of Lender in connection with the Loan (collectively, "Loan Documents") are incorporated by this reference for all purposes to the same extent as if set out in this Agreement; and

         WHEREAS, Borrower and Lender desire to modify the Loan Documents.

         NOW, THEREFORE, in consideration of the sum of Ten and NO/ 100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and in further consideration of the terms, covenants and agreements contained in the Loan Documents and this Agreement;

         (1) Modification of Note. The Note is modified and amended as follows:

         The unpaid balance of $197,777.78 due on the Note is due and payable in installments and as herein provided, together with interest thereon from and after NOVEMBER 16, 2000, until maturity at a varying rate per annum which is ONE AND ONE-FOURTH percent (1.25%) per annum (hereinafter called the "Margin Percentage"), above the Base Rate (hereinafter defined) established by Lender from time to time (but in no event to exceed the Maximum Rate (hereinafter defined), with adjustments in such varying rate to be made on the same date as any change in the Base Rate and adjustments due to changes in the Maximum Rate to be made on the effective date of any change in the Maximum Rate, payable as it accrues on the

*0735*

maturity date of each of the installments described below, on the then unpaid principal amount of the Note, as modified extended by this Agreement.

         The unpaid balance due on the Note is due and payable in ELEVEN (11) installments, each being in the amount of ONE THOUSAND ONE HUNDRED ELEVEN and 11/100 Dollars ($1,111.11), plus accrued interest each, and the final installment being in the amount of the balance of principal and accrued interest then due hereon. The first such installment is due and payable DECEMBER 16, 2000, and the remaining installments are due and payable in consecutive order on the same day of each and every succeeding calendar month thereafter until all sums called for hereunder have been paid in full.

         Notwithstanding the payment schedule specified above, Lender may, at its sole discretion and from time to time increase or decrease the payment amounts specified above to a level sufficient to amortize the remaining balance due on the Note at not more than its original rate of amortization for the remaining term of this Agreement at the. interest rate then in effect by giving prior written notice to Borrower, with such notice to be considered as given when deposited in the United States mail, postage prepaid, addressed to Borrower at the address specified above.]

For the purposes of this Agreement, "Base Rate" means that variable rate of interest per annum published in the Southwest Edition of The Wall Street Journal from time to time as the "prime rate". This rate is a composite or the highest of any range of rates set by financial institutions selected by the Wall Street Journal. These financial institutions set their respective "prime rates" as a general reference rate of interest, taking into account such factors as they may deem appropriate, it being understood that many of their commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that they and Lender may make various commercial or other loans at rates of interest having no relationship to such rate. If for any reason the Base Rate, as defined above, ceases to exist or to be readily available, then Lender may replace and substitute the Base Rate and the Margin Percentage, as defined above, with a different index and margin percentage that historically has yielded or that Lender believes prospectively will yield an interest rate on this note comparable to the Base Rate plus the Margin Percentage, as defined above.

         All payments of interest will be computed on the per annum basis of a year of 360 days and for the actual number of days elapsed unless such calculation would result in a usurious rate, in which case interest will be calculated on the per annum basis of a year of 365 or 366 days, as the case may be.

         All other terms and provisions of the Note, except as expressly modified and extended herein, remain the same.

         (2) Modification of Liability. All references to the Note in the Deed of Trust and in all of the other Loan Documents are amended to refer to the Note as amended and modified by this Agreement.

         (3) Reaffirmation of Liability. Borrower reaffirms to Lender each of the representations, warranties, covenants and agreements in the Loan Documents, with the same force and effect as if each were separately stated in this Agreement and made as of the date of this Agreement. Borrower ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Loan Documents, as modified by this Agreement, represent the valid, binding and enforceable obligations of Borrower. Borrower acknowledges that there are no existing claims, defenses (personal or otherwise), or rights of setoff whatsoever with respect to any of the Loan Documents. Borrower acknowledges and represents that no event has occurred and no condition exists which would constitute a default under any of the Loan Documents, or this Agreement, either with or without notice or lapse of time, or both. This Agreement and all of the Loan Documents are in full force and effect so that nothing in this Agreement may be construed as modifying any of the Loan Documents, other than as specifically and expressly modified by this Agreement.

         (4) No Release of Borrower. This Agreement modifies the Loan Documents, and in no way releases or relinquishes the liens, security interests and rights ("Liens") securing payment of the Note, including, without limitation, the Liens created by the Deed of Trust. The Liens are renewed, extended, ratifed and confirmed by Borrower in all respects, except to the extent that the Liens have previously been released of record by Lender.

         (5) Borrower's Business Plan. Borrower has relied and is relying upon Borrower's expertise and business plan in all matters in connection with the Property, the Loan Documents and this Agreement. Borrower has not relied and is not relying on Lender's expertise or business acumen in any matter in connection with the Property, the Loan Documents or this Agreement. The relationship between Borrower and Lender is solely that of borrower and lender, and Lender has no fiduciary or other special relationship with Borrower. No term or condition of the Loan Documents or this Agreement shall be construed so as to deem the relationship between Borrower and Lender to be other than that of borrower and lender.

*0735*

         (6) Release of Lender. Borrower releases, acquits and forever discharges Lender, Lender's agents, servants and employees and all persons, natural or corporate, in privity with them or any of them, from any and all claims or causes of action of any kind whatsoever, at common law, statutory or otherwise, which Borrower has now or might have in the future, known or unknown, now existing or that might arise hereafter, directly or indirectly attributable to the Property, the Loan Documents, or from any transaction or matter in connection with the Loan Documents, or the Property, it being intended to release all claims of any kind or nature that Borrower might have against those hereby released whether asserted or not.

         (7) Further Assurances. Borrower agrees to perform any further acts and to execute and deliver any further documents that may be reasonably necessary in the opinion of Lender or Lender's counsel to carry out the provisions of this Agreement.

         (8) Entire Agreement. This Agreement sets forth the entire agreement of Lender and Borrower with respect to the subject matter of this Agreement. There are no oral conditions, representations or agreements affecting this Agreement. No extension or variation in the covenants to be performed under this Agreement or in the terms of this Agreement and no release or satisfaction of this Agreement will be binding on any party unless the same is in writing and signed by the party or an authorized officer of any corporate party. Notwithstanding anything to the contrary in this Agreement or implied by this Agreement or in any other instrument executed by Borrower or Lender or in any other action or conduct undertaken by Borrower or by Lender on or before the date of this Agreement, the agreements, covenants and provisions contained in this Agreement constitute the only evidence of Lender's consent to modify the terms and provisions of the Loan Documents in the manner set forth in this Agreement. Accordingly, no express or implied consent to any further modifications of the Loan or the Loan Documents, whether any such modifications involve any of the matters contained in this Agreement or otherwise, may be inferred or implied from Lender's execution of this Agreement unless evidenced by an express written agreement executed by Lender. Further, Lender's execution of this Agreement is not a waiver (either express or implied) of the requirement that any further modification of the Loan or any of the Loan Documents requires the express written approval of Lender, no such approval (either express or implied) having been given as of the date of this Agreement.

         (9) Borrower's Signature. Borrower, or if Borrower is an entity the undersigned individual signing for and on behalf of Borrower, represents and warrants that he or she is duly authorized and empowered to execute this Agreement; that he or she has read this Agreement and fully understands this Agreement to be a compromise, settlement and release of all claims, known or unknown, present or future, which Borrower has or may have against the parties released, arising out of the matters described; that he or she is of legal age and legally competent to execute this Agreement, and that he or she does so of his or her own free will and accord, without threat or duress, and without reliance on any representation of any kind or character not expressly set forth in this Agreement.

         (10) Survival. All representations, warranties, covenants and agreements of Lender and Borrower made in this Agreement survive the execution and delivery of this Agreement, until such time as all of the obligations of the signatories to this Agreement have lapsed in accordance with their respective terms or have been discharged in full.

         (11) Legal Fees and Expenses. All reasonable costs and expenses incurred by Lender as a result of or in connection with the negotiation, preparation, performance and enforcement of this Agreement and all transactions pursuant to this Agreement will be paid by Borrower, including, without limitation, Lender's attorneys fees and expenses.

         (12)  Parties  Bound.  This  Agreement  is binding on and inures to die
benefit  of  Lender,   Borrower,   and  their   respective   heirs,   executors,
administrators, legal representatives, successors and assigns.

         (13) Governing Law. This Agreement is executed, delivered and performable at Lender's banking quarters in Houston, Harris County, Texas, and is to be construed under and in accordance with the laws of the State of Texas and federal law.

         (14) Conflicts. In the event of any conflict between any of the terns and provisions of the Note or any of the other Loan Documents and the terms and provisions of this Agreement, the terms and provisions of this Agreement control.

         (15) Executed Counterparts. This Agreement may be executed in two or more counterparts, and it is not necessary that the signatures of all parties to this Agreement be contained on any one counterpart of this Agreement. Each counterpart of this Agreement is an original, all of which together constitute one and the same instrument.

*0735*

         THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the dates of the acknowledgments set forth below, to be effective for all purposes, however, as of the effective date if any, stated above.

BORROWER: FAITH WALK DESIGNS, INC.               GRANTOR: MIKE SANDEL
                                                          KITTY L. SANDEL


--------------------------------                 ------------------------------
JOHN MICHAEL SANDEL, PRESIDENT                   MIKE SANDEL


                                                 ------------------------------
                                                  KITTY L. SANDEL
Address:
10825 BARELY LANE, SUITE D
HOUSTON, TEXAS 77070

Loan Number:
21800034


LENDER:

          STERLING BANK



          By:
              ------------------------------
              Name: JOHN H. HEGER
              Title: SENIOR VICE-PRESIDENT



THE STATE OF TEXAS    )

COUNTY OF ___________ )

         This instrument was acknowledged before me on the ______ day of _______________, by _______________.



(SEAL)
                                       _________________________________
                                          Notary Public, State of Texas

My Commission Expires:                            Printed Name of Notary Public

_______________________                           ______________________________


THE STATE OF TEXAS    )

COUNTY OF ___________ )

         This instrument was acknowledged before me on the ______ day of _______________, by _______________.

*0735*


(SEAL)
                                       _________________________________
                                          Notary Public, State of Texas

My Commission Expires:                            Printed Name of Notary Public

_______________________                           ______________________________


THE STATE OF TEXAS    )

COUNTY OF ___________ )

         This instrument was acknowledged before me on the _______________ day of _____________, _____, by _______________________, ____________________ of
STERLING BANK, for and on behalf of said Texas banking corporation.




(SEAL)
                                       _________________________________
                                          Notary Public, State of Texas

My Commission Expires:                            Printed Name of Notary Public

_______________________                           ______________________________



AFTER RECORDING RETURN TO:

Sterling Bank
P.0. Box 924009
Houston, Texas 77292-4009.